UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-00945
                                                     ----------

                  Phoenix-Aberdeen Worldwide Opportunities Fund
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               56 Prospect Street
                               Hartford, CT 06115
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
          -------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (302) 791-3197
                                                           --------------

                     Date of fiscal year end: June 30, 2003
                                              -------------

                     Date of reporting period: June 30, 2003
                                               -------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



ANNUAL REPORT

o JUNE 30, 2003


[GRAPHIC OMITTED]

ABERDEEN


PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

[GRAPHIC OMITTED]

PHOENIX
INVESTMENT PARTNERS, LTD.
A MEMBER OF THE PHOENIX COMPANIES, INC.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[GRAPHIC OMITTED]

      I hope you'll take time to review the activities and performance for your fund for the last twelve months. With this writing, it is encouraging to witness signs that suggest we are moving toward more rewarding markets. These developments present an opportune time for you to review your portfolio with your financial advisor to help ensure you're well positioned to capture any market gains.

      Keep in mind that the best balance of performance and protection requires discipline and diversification.1 As such, international mutual funds2 play an important role in many portfolios.

      Remember, how you invest during uncertain markets may be the difference between success and failure -- not just in recovering your losses, but in reaching your long-term goals. Work with your financial advisor to build and maintain a portfolio that will help you achieve long-term success. To learn more about your investments and investing, visit PhoenixInvestments.com.


Sincerely,

/S/ PHILIP R. MCLOUGHLIN

Philip R. McLoughlin
Chairman, Phoenix Funds


JULY 7, 2003

1 DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARNATEE
  THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.
2 FOREIGN INVESTING INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATION, LESS
  PUBLIC DISCLOSURE, AS WELL AS ECONOMICAL AND POLITICAL RISKS.

--------------------------------------------------------------------------------

Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

--------------------------------------------------------------------------------

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Aberdeen Worldwide Opportunities Fund is appropriate for investors seeking capital appreciation by investing primarily in a diversified portfolio of equity securities throughout the world. The fund essentially focuses on quality companies with strong management, solid growth prospects, and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THE DEPRESSED MARKET CONDITIONS OVER THE PAST 12 MONTHS ENDED JUNE 30, 2003?

A: Over the fund's fiscal year ended June 30, 2003, Class A shares fell 9.39%, Class B shares declined 10.20%, and Class C were down 10.08% compared with a decline of 2.37% for the fund's benchmark index, the MSCI World Index(SM) (Net)
1. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future performance.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS DIFFICULT 12-MONTH PERIOD FOR WORLD MARKETS, AND WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE FISCAL YEAR?

A: During the year under review, global equities performed poorly with no region achieving positive returns. Exposure to European markets has increased and is now overweighted. Declining inflationary expectations and the appreciation of the Euro against most major currencies should enable further interest rate cuts by The European Central Bank to bolster future economic growth. Asia remains overweighted. Intra-regional trade continues to expand, and domestic consumption growth is gaining momentum. Valuations and earnings expectations are relatively more attractive than in other regions of the world. The UK continues to be underweighted due to concerns over economic growth, external sector deficits, fiscal laxity and rising inflation pressures. Against this backdrop, the sterling appears particularly vulnerable.

Q: WHAT FACTORS AFFECTED WORLD MARKETS OVER THE 12-MONTH PERIOD ENDED JUNE 30, 2003?

A: The year under review started badly as global growth was revised down and investment markets continued to retreat, entering a fully-fledged "bear" phase. Many companies announced lower profits and cautioned that the immediate future did not hold promise of better news.

      In the background, the inexorable move towards war with Iraq sapped the confidence of investors and added to the pressure on markets. A by-product of the impending war was the steady rise in the price of oil to the region of $30 per barrel. The increase in the price of oil acted as a tax on the non oil-producing nations. Having less cash available for consumer goods or investment dampened growth.

      With lower earnings in prospect, equity markets collapsed during the third quarter of 2002. The S&P 500(R) Index 2 lost 17.3%; the MSCI Europe Index(SM) 3 slipped by 22.8%, with the MSCI France Index(SM) 4 down 27.8% and the MSCI Germany Index(SM) 4 down 36.6%. There were better relative performances in the Far East: the MSCI Hong Kong Index(SM) 4 was down 15.3% while the MSCI Japan Index(SM) 4 was down 12.0%. Meanwhile, interest rates eased, stimulating a

1 THE MSCI (MORGAN STANLEY CAPITAL INTERNATIONAL) WORLD INDEX(SM) (NET) MEASURES
  TOTAL-RETURN MARKET-VALUE-WEIGHTED AVERAGE PERFORMANCE OF SECURITIES OF DEVELOPED MARKETS, INCLUDING THE U.S. AND CANADA. DIVIDENDS ARE REINVESTED AFTER DEDUCTION OF WITHHOLDING TAX.
2 THE S&P 500(R) INDEX IS A MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.
3 THE MSCI EUROPE INDEX(SM) MEASURES DEVELOPED MARKET EQUITY PERFORMANCE IN
  EUROPE.
4 THE MSCI "COUNTRY NAME" INDEX(SM) MEASURES THE PERFORMANCE OF SECURITIES OF
  THAT SPECIFIC COUNTRY.
  THE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

rally in consumption and housing, particularly in the US. Outside the US, there were pockets of demand in the Anglo economies (UK, Canada and Australia), certain Asian economies (China and Korea) and sporadically in Europe.

      We expected central banks to be on a tightening program this year, but in July and August these expectations were dramatically reversed. A series of announcements pointing to lower growth in the US culminated in the Conference Board Index of leading indicators falling in August for the third month in a row. Auto manufacturers attempted to improve margins by ending incentive schemes for purchasers, only to see sales collapse as consumers sought bargains elsewhere. In his testimony to Congress in early September, Federal Reserve Board Chairman, Alan Greenspan, warned that the recovery was stalling. This was accompanied by news that Industrial Production had declined by 0.3% in August and that unemployment was rising.

      A continuation of earnings downgrades from the previous quarter and increasing talk of war with Iraq kept the pressure on equities, leading many markets to five year lows in early October. In the belief that many stocks "had fallen enough", buying led to a surge in prices in late October and early November, although poor fundamentals re-asserted themselves in December and stocks were subject to profit taking. With signs of lower growth and weaker corporate profits in the US, the dollar began to lose ground against other global currencies, boosting returns for dollar-based investors.

      Although markets saw a rebound in the first quarter of 2003, one of the key features of the quarter was the continued drop in the value of the US dollar relative to other currencies. The US economy is running a significant current account deficit, and has very low interest rates relative to other countries--features that can lead to currency weakness. At the same time there are increasing concerns over the outlook for growth. For some time, the country has been relying on the consumer to drive the economy. With progressively lower interest rates, homeowners have been able to release cash by re-mortgaging at more attractive rates, even while their investments in financial assets have lost value. President Bush announced a plan to stimulate the economy with a package of tax cuts. But, the reception to this has been cautious as potential results would not feed through to the economy until 2004 or 2005.

      In Europe, the performance during the quarter was marginally better. The excesses of US corporations are not evident to the same extent: debt levels are generally lower and companies are selling on more modest valuations. In December, The European Central Bank initiated a cut of 50bps to 2.75%.

      The Asian markets saw mixed returns for the final quarter of 2002. News on the Japanese economy pointed to the possibility of another dip in activity in the early months of 2003. This took the shine off equity prices and led the currency down, after several months when yen strength had been as important to shareholders as the recovery in earnings.

      After a brief New Year rally, poor economic fundamentals and uncertainty generated by the impending war in Iraq began to overshadow markets, leading to a flight to bonds and cash and falling share prices. During March, equity markets staged a brief rally on the basis that the crisis, which had been simmering for many months, was about to enter its final phase. However, once the fighting began, share prices gave up some of the gains made in the previous three weeks. The MSCI EAFE(R) Index 5 ended the quarter down 8.1%, with the European markets particularly weak. The the MSCI United Kingdom Index(SM) 4 was down 8.6% but the core European

5 THE MSCI (MORGAN STANLEY CAPITAL INTERNATIONAL) EAFE(R) INDEX MEASURES
  PERFORMANCE OF SECURITIES OF EUROPEAN, AUSTRALIAN, AND FAR EASTERN MARKETS. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

economies, where growth forecasts were substantially downgraded during the period, saw the heaviest setbacks: the MSCI France Index(SM) 4 fell 11.5%, the MSCI Germany Index(SM) 4 12.6%, and the the MSCI Netherlands Index(SM) 4 15.7%.

      A weakening global growth scenario added to pressure on markets. With unemployment rising in Germany and France the GDP estimate for the Eurozone economies for the year was reduced from 1.6% to 1.0%. In March, 2003, The European Central Bank made a further cut to rates, bringing its benchmark rate down 25bps to 2.5%.

      The Asian markets witnessed mixed returns for the first quarter of 2003. In Japan, the economic landscape remained as opaque as ever, with scant signs of recovery in domestic demand. The new governor of the Bank of Japan, Mr. Fukui, hinted at further monetary expansion, but little has as yet emerged in policy form. During the quarter the MSCI Japan Index(SM) 4 lost 7.7% but the currency remained steady. Elsewhere in the region, China continued to be the main dynamic force as strong domestic growth kept inter-regional trade booming. Positive equity market returns were confined to Australia and New Zealand while the resurfacing of political and military concerns towards North Korea relegated South Korea to the worst performing market in the region during the period.

      The oil price rose steadily through the period from $31 in January to over $37 in early March, but eased back when the feared devastation of Iraqi wells and the consequent interruption to supply were largely averted. The price began to climb again as the progress of the Allied push into Iraq slowed and ended the period at $31, where it had started.

      The cost of the war has taken its toll on the US dollar. With rising government and private sector deficits and lower growth forecast for the US economy, global capital flows, which had supported the dollar, have switched to the Euro and the Yen. Buying of the dollar has been limited to foreign central banks, trying to keep their own currencies competitive in the global market place. Over the balance of the year, we may see occasional relief rallies in the dollar. But, in the medium term, we expect the weakness to persist.

      The quarter to June 30, 2003 saw several of the issues weighing on financial markets including the war in Iraq and the outbreak of Severe Acute Respiratory Syndrome (SARS), clear and confidence return to investors. The war in Iraq achieved its primary objective sooner than many had forecast although the aftermath leaves many challenges, the removal of this political impediment was enough for investors to make a start on their re-entry to the equity markets. In addition to progress in Iraq, there was also an easing of the SARS outbreak in the Far East, which was being brought under control in most regions. These events encouraged an improvement in confidence and a revival in the regional financial markets. The momentum carried Europe higher, leading to the best market performance in the past five years. Overall, the MSCI EAFE(R)
Index 5 returned 19.6% for the three months.

      The excitement in financial markets overshadowed a continuing bleak economic situation, globally. Growth was slow and appeared to be stalling by the end of the period. The ongoing issues in the US of excess capacity, high levels of indebtedness and the precarious state of household balance sheets were becoming major obstacles to renewed growth. Added to this, the costs of the war would constrain fiscal expansion. Unemployment continued to increase in the English speaking economies as more businesses relocated manufacturing operations to cheaper cost bases in China and the emerging markets. Interest rates were cut again in Europe following cuts in the US as governments attempted to arrest the slide into deflation.

      In Europe, economic growth remained extremely sluggish as consumer confidence suffered from rising fears over job security and the political fallout from Iraq. Unexpectedly high oil prices and the strengthening

Euro also negatively impacted the economy as concerns grew over issues of costs and competitiveness. The European Central Bank reacted to the worsening economic backdrop and softer inflationary environment by cutting interest rates by 75bps to 2.0% by quarter end. Equity markets were encouraged by the lower rates and the resolution of hostilities in the Middle East and drove prices higher. The European performance was enhanced by the overweight exposure to industrial and consumer cyclicals, which responded well to the evolving environment.

      The MSCI United Kingdom Index(SM) 4 market returned 18.2% during the quarter, in spite of deteriorating fundamentals. The UK government reaffirmed its opposition to joining the Euro, leaving UK manufacturing and industrial businesses feeling increasingly isolated as barriers to entry and transaction costs continue to fall across its biggest market, Europe. Sterling's continuous decline against the Euro is likely to import inflation at some point reducing further the flexibility of domestic monetary policy. Add to this the rapid deterioration in the budget deficit and escalation financing requirements and the policy difficulty facing the government becomes increasingly clear.

      From the beginning of the year, the Asian economies and markets were constrained by the spread of SARS. With the authorities in most countries declaring an end to new SARS cases during June, the fear of the disease was lifted and economic activity began to return to normal. This boosted markets in the Far East which saw some of the best returns in May and June. During the quarter, we took the opportunity of weakness in stocks to add to positions.

      Emerging market investments included Brazil, Mexico and South Korea. All regions performed well during the quarter. Brazil enjoyed the twin benefits of lower inflation and a stronger currency and the expectation is that interest rates will come down in the current quarter. The MSCI Brazil Index(SM) 4 returned 22.7%. The MSCI Mexico Index(SM) 4 enjoyed a similar return, 21.2%, as conditions led to the reduction of short rates to a 20-year low of 4.0%. Finally, Korea turned around its poor performance in the first quarter with a return on the MSCI Korea Index(SM) 4 of 30.7%, another beneficiary of improving confidence in the Far East.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE NEAR TERM?

A: Equity markets rebounded from depressed levels in the second quarter, but many of the underlying issues have yet to be resolved. Corporate profits are fragile and improvements continue to be driven by cost cutting rather than top-line growth. With the persistence of low interest rates, there is some evidence of a revival in capital expenditure, but little evidence that debt is being paid down. For their part, the authorities have demonstrated a determination to do all they can to avoid economies slipping into deflation by keeping rates low. But, it is clear that monetary easing initiated so far has not had the desired effect and the scope for further interest rate cuts is limited. There is also small prospect of a turnaround in the decline of the dollar since this is, in itself, based on the trend of global capital into alternative currencies. This trend will not reverse until there are signs that there is a real revival of activity in the US and that the prospects for US investments have improved.

      On the positive side, the weaker dollar means stronger returns for US investors in the international markets. At some point the "J" Curve will take effect and the cheaper US goods will begin to turn around the trade deficit but this might take up to a year to come through. With three years of poor equity markets, the amount of assets held in bond and money market portfolios has reached extreme levels. With returns on those instruments low, these assets are likely to find its way back into the equity markets. And finally, as corporate profits stabilize, even a modest improvement on a year-on-year basis will help to attract buyers back to equities. As a result of these issues, we believe that the global equity markets will make further modest progress for the remainder of this year.
                                                                   JULY 11, 2003

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

  AVERAGE ANNUAL TOTAL RETURNS 1                           PERIOD ENDING 6/30/03

                                                                                              INCEPTION        INCEPTION
                                                         1 YEAR       5 YEARS     10 YEARS    TO 6/30/03         DATE
                                                         ------       -------     --------    ----------       ---------
        Class A Shares at NAV 2                           (9.39)%     (3.42)%       7.52%          --                --
        Class A Shares at POP 3                          (14.60)      (4.56)        6.88           --                --

        Class B Shares at NAV 2                          (10.20)      (4.19)          --         4.47%          7/15/94
        Class B Shares with CDSC 4                       (13.79)      (4.19)          --         4.47           7/15/94

        Class C Shares at NAV 2                          (10.08)         --           --        (3.88)         12/16/98
        Class C Shares with CDSC 4                       (10.08)         --           --        (3.88)         12/16/98

        MSCI World Index(SM) (Net) 8                      (2.37)      (3.06)        5.88       Note 5            Note 5

        S&P 500(R) Index 9                                 0.26       (1.59)       10.08       Note 6            Note 6

1 Total  returns  are  historical  and  include  changes in share  price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value)  total  returns do not include the effect of any sales charge.
3 "POP" (Public  Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC  (contingent  deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index performance is 5.23% for Class B (since 7/29/94) and (4.76)% for Class C
  (since 12/31/98).
6 Index  performance is 10.85% for Class B (since 7/15/94) and (2.45)% for Class
  C (since 12/16/98).
7 This chart illustrates POP returns on Class A Shares for ten years. Returns on
  Class B and Class C Shares will vary due to differing sales charges, fees and inception dates.
8 The MSCI (Morgan Stanley Capital  International)  World Index(SM) (Net) measures
  total-return   market-value-weighted  average  performance  of  securities  of developed markets, including the U.S. and Canada. Dividends are reinvested after deduction of withholding tax. The Index's performance does not reflect sales charges.
9 The S&P 500(R) Index is a measure of stock market total return performance and is provided for general comparative purposes. The Index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  GROWTH OF $10,000                                          PERIODS ENDING 6/30


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Phoenix-Aberdeen Worldwide
                 Opportunities Fund Class A 7   MSCI World Index(SM) (Net)8    S&P 500(R) Index 9
6/30/93                   $ 9,425.00                   $10,000.00                   $10,000.00
6/30/94                    12,012.97                    11,023.99                    10,133.91
6/30/95                    12,797.62                    12,200.01                    12,779.89
6/28/96                    15,534.55                    14,449.82                    16,117.74
6/30/97                    17,616.20                    17,668.02                    21,719.02
6/30/98                    23,156.83                    20,676.72                    28,299.99
6/30/99                    25,217.46                    23,916.32                    34,726.18
6/30/00                    28,115.89                    26,832.57                    37,301.36
6/29/01                    23,951.18                    21,386.45                    31,766.47
6/28/02                    21,471.74                    18,132.29                    26,053.85
6/30/03                    19,455.90                    17,701.82                    26,122.48

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 6/30/93 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

  COUNTRY WEIGHTINGS                                                     6/30/03
  As a percentage of equity holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States              41%
Japan                       14
United Kingdom              10
France                       6
Netherlands                  4
Italy                        3
Sweden                       2
Other                       20

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

   TEN LARGEST HOLDINGS AT JUNE 30, 2003 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Canon, Inc.                                  1.8%
 2. Royal Dutch Petroleum Co.                    1.7%
 3. Takeda Chemical Industries Ltd.              1.7%
 4. Samsung Electronics Co. Ltd. Pfd.            1.6%
 5. BP plc                                       1.6%


 6. Interpublic Group of Cos., Inc. (The)        1.5%
 7. Kookmin Bank ADR                             1.5%
 8. Sainsbury (J) plc                            1.5%
 9. Valeo SA                                     1.5%
10. AOL Time Warner, Inc.                        1.4%

                          INVESTMENTS AT JUNE 30, 2003

                                                                         SHARES              VALUE
                                                                         ------          ------------
COMMON STOCKS--40.9%

UNITED STATES--40.9%
Alcoa, Inc. (Aluminum) .......................................           24,900          $    634,950
Allstate Corp. (The) (Property & Casualty Insurance) .........           16,400               584,660
American Express Co. (Consumer Finance) ......................           19,300               806,933

Anadarko Petroleum Corp. (Oil & Gas Exploration &
Production) ..................................................           25,200             1,120,644

AOL Time Warner, Inc. (Movies & Entertainment)(b) ............           95,300             1,533,377
Apache Corp. (Oil & Gas Exploration & Production) ............           12,000               780,720

AT&T Corp. (Integrated Telecommunication
Services) ....................................................           78,500             1,511,125

Bank of America Corp. (Diversified Banks) ....................           10,200               806,106

Bank of New York Co., Inc. (The) (Asset
Management & Custody Banks) ..................................           34,900             1,003,375

Bank One Corp. (Diversified Banks) ...........................           26,600               988,988
Celgene Corp. (Biotechnology)(b) .............................            8,500               258,400

Circuit City Stores, Inc. (Computer & Electronics
Retail) ......................................................          105,400               927,520

ConocoPhillips (Integrated Oil & Gas) ........................           16,700               915,160
Consolidated Edison, Inc. (Electric Utilities) ...............           20,700               895,896
Dow Chemical Co. (The) (Diversified Chemicals) ...............           31,500               975,240

Du Pont (E.I.) de Nemours & Co. (Diversified
Chemicals) ...................................................           19,100               795,324

Duke Energy Corp. (Multi-Utilities) ..........................           64,000             1,276,800
El Paso Corp. (Multi-Utilities & Unregulated Power) ..........           25,300               204,424

EOG Resources, Inc. (Oil & Gas Exploration &
Production) ..................................................           13,200               552,288

Equity Office Properties Trust (REITS) .......................           31,300               845,413
FleetBoston Financial Corp. (Diversified Banks) ..............           16,900               502,099

Fox Entertainment Group, Inc. Class A (Movies &
Entertainment)(b) ............................................           15,100               434,578

                                                                         SHARES              VALUE
                                                                         ------          ------------
UNITED STATES--CONTINUED
Gilead Sciences, Inc. (Biotechnology)(b) .....................           12,400          $    689,192
Halliburton Co. (Oil & Gas Equipment & Services) .............           20,700               476,100

Hartford Financial Services Group, Inc. (The)
(Multi-line Insurance) .......................................           21,400             1,077,704

HCA, Inc. (Health Care Facilities) ...........................           16,700               535,068
Hewlett-Packard Co. (Computer Hardware) ......................           33,600               715,680
Honeywell International, Inc. (Aerospace & Defense) ..........           39,900             1,071,315
Intel Corp. (Semiconductors) .................................           18,200               378,269

International Business Machines Corp. (Computer
Hardware) ....................................................            7,200               594,000

International Paper Co. (Paper Products) .....................            9,200               328,716
Interpublic Group of Cos., Inc. (The) (Advertising) ..........          120,000             1,605,600

J.P. Morgan Chase & Co. (Diversified Capital Markets) ........            5,500               187,990

JDS Uniphase Corp. (Communications Equipment)(b) .............          205,600               721,656
KeyCorp (Regional Banks) .....................................           47,800             1,207,906
King Pharmaceuticals, Inc. (Pharmaceuticals)(b) ..............           83,800             1,236,888

L-3 Communications Holdings, Inc. (Aerospace &
Defense)(b) ..................................................            8,500               369,665

Limited Brands (Apparel Retail) ..............................           71,100             1,102,050
Lowe's Cos., Inc. (Home Improvement Retail) ..................           24,100             1,035,095

May Department Stores Co. (The) (Department
Stores) ......................................................           22,600               503,076

MBNA Corp. (Consumer Finance) ................................           54,000             1,125,360

Mellon Financial Corp. (Asset Management &
Custody Banks) ...............................................           22,600               627,150

Merck & Co., Inc. (Pharmaceuticals) ..........................            8,200               496,510

Merrill Lynch & Co., Inc. (Investment Banking &
Brokerage) ...................................................           12,400               578,832

                        See Notes to Financial Statements

                                                                               7

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                                                                         SHARES              VALUE
                                                                         ------          ------------
UNITED STATES--CONTINUED
Nextel Communications, Inc. Class A (Wireless
Telecommunication Services)(b) ...............................           38,500          $    696,080

NiSource, Inc. (Gas Utilities) ...............................           58,000             1,102,000
Pepsi Bottling Group, Inc. (The) (Soft Drinks) ...............           41,400               828,828
PMI Group, Inc. (The) (Thrifts & Mortgage Finance) ...........           17,200               461,648
PNC Financial Services Group, Inc. (Regional Banks) ..........           20,000               976,200

Qwest Communications International, Inc. (Integrated
Telecommunication Services)(b) ...............................          255,600             1,221,768

Schering-Plough Corp. (Pharmaceuticals) ......................           59,000             1,097,400
U.S. Bancorp (Diversified Banks) .............................           21,900               536,550
UnumProvident Corp. (Life & Health Insurance) ................          110,200             1,477,782
Walt Disney Co. (The) (Movies & Entertainment) ...............           24,200               477,950
-----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $40,487,642)                                                              43,894,048
-----------------------------------------------------------------------------------------------------

FOREIGN COMMON STOCKS--57.5%

AUSTRALIA--0.9%
QBE Insurance Group Ltd. (Property & Casualty
Insurance) ...................................................          151,000               943,832

BELGIUM--1.3%
Interbrew (Brewers) ..........................................           62,000             1,377,667

BRAZIL--2.2%
Companhia Paranaense de Energia-Copel ADR
(Electric Utilities)(b) ......................................          172,000               516,000

Petroleo Brasileiro SA ADR (Integrated Oil & Gas) ............           71,000             1,260,960

Unibanco-Uniao de Bancos Brasileiros SA ADR
(Diversified Banks) ..........................................           36,000               617,760
                                                                                         ------------
                                                                                            2,394,720
                                                                                         ------------
FINLAND--1.2%
Stora Enso Oyj (Paper Products) ..............................          112,000             1,251,418

FRANCE--5.6%
Aventis SA (Pharmaceuticals) .................................           17,000               935,291
L'Oreal SA (Household Products) ..............................           16,000             1,128,132
Schneider Electric SA (Industrial Machinery) .................           25,500             1,198,836

Total SA (Oil & Gas Refining, Marketing &
Transportation) ..............................................            7,525             1,137,192

Valeo SA (Auto Parts & Equipment) ............................           45,000             1,560,598
                                                                                         ------------
                                                                                            5,960,049
                                                                                         ------------
GERMANY--2.0%
BASF AG (Diversified Chemicals) ..............................           24,000             1,021,106
Metro AG (Department Stores) .................................           35,700             1,135,995
                                                                                         ------------
                                                                                            2,157,101
                                                                                         ------------

                                                                         SHARES              VALUE
                                                                         ------          ------------
HONG KONG--2.0%
China Mobile (Hong Kong) Ltd. (Wireless
Telecommunication Services) ..................................          381,800          $    900,873

Giordano International Ltd. (Apparel Retail) .................          1,400,000             435,361
Swire Pacific Ltd. Class B (Multi-Sector Holdings) ...........          1,115,000             779,257
                                                                                         ------------
                                                                                            2,115,491
                                                                                         ------------
ITALY--3.1%
ENI SpA (Integrated Oil & Gas) ...............................           87,166             1,318,271

Telecom Italia Mobile SpA (Wireless
Telecommunication Services) ..................................          159,000               783,296

Telecom Italia SpA (Integrated Telecommunication
Services) ....................................................          140,000             1,266,852
                                                                                         ------------
                                                                                            3,368,419
                                                                                         ------------
JAPAN--13.7%
Canon, Inc. (Office Electronics) .............................           41,000             1,881,408
Fuji Photo Film Co. Ltd. (Photographic Products) .............           45,000             1,300,437
Honda Motor Co. Ltd. (Automobile Manufacturers) ..............           30,400             1,151,947
Kao Corp. (Household Products) ...............................           58,000             1,079,575
Mabuchi Motor Co. Ltd. (Industrial Machinery) ................           14,000             1,070,331

Nippon Television Network Corp. (Broadcasting &
Cable TV) ....................................................            6,600               786,559

NTT DoCoMo, Inc. (Wireless Telecommunication
Services) ....................................................              270               584,635

Olympus Optical Co. Ltd. (Health Care Equipment) .............           35,000               724,339
Orix Corp. (Consumer Finance) ................................           12,200               674,645
Rohm Co. Ltd. (Semiconductors) ...............................            7,000               763,106
Shin-Etsu Chemical Co. Ltd. (Diversified Chemicals) ..........           33,000             1,126,796
Sony Corp. (Consumer Electronics) ............................           37,300             1,044,400
Takeda Chemical Industries Ltd. (Pharmaceuticals) ............           49,000             1,807,787
Uni-Charm Corp. (Household Products) .........................           16,700               721,824
                                                                                         ------------
                                                                                           14,717,789
                                                                                         ------------
LUXEMBOURG--0.7%
Arcelor (Steel) ..............................................           63,520               739,639

MEXICO--0.6%
Telefonos de Mexico SA de C.V. ADR Series L
(Integrated Telecommunication Services) ......................           19,000               596,980

NETHERLANDS--4.3%
IHC Caland NV (Oil & Gas Equipment & Services) ...............           19,500               995,579
ING Groep NV (Other Diversified Financial Services) ..........           41,683               724,218
Royal Dutch Petroleum Co. (Integrated Oil & Gas) .............           39,000             1,810,225
TPG NV (Air Freight & Couriers) ..............................           61,700             1,071,294
                                                                                         ------------
                                                                                            4,601,316
                                                                                         ------------

                        See Notes to Financial Statements

8


PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                                                                         SHARES              VALUE
                                                                         ------          ------------
SINGAPORE--2.4%
City Developments Ltd. (Real Estate Management &
Development) .................................................          530,000          $  1,336,271

Oversea-Chinese Banking Corp. Ltd. (Diversified
Banks) .......................................................          228,000             1,294,704
                                                                                         ------------
                                                                                            2,630,975
                                                                                         ------------
SOUTH KOREA--2.1%
Kookmin Bank ADR (Diversified Banks) .........................           52,900             1,600,225

KT Corp. ADR (Integrated Telecommunication
Services) ....................................................           34,000               670,140
                                                                                         ------------
                                                                                            2,270,365
                                                                                         ------------
SPAIN--0.5%
Altadis SA (Tobacco) .........................................           22,000               563,882

SWEDEN--2.5%
Nordea AB (Diversified Banks) ................................          116,000               559,355

Svenska Handelsbanken AB Class A (Diversified
Banks) .......................................................           73,000             1,194,639

Volvo AB Class B (Construction, Farm Machinery &
Heavy Trucks) ................................................           40,900               899,246
                                                                                         ------------
                                                                                            2,653,240
                                                                                         ------------
SWITZERLAND--2.0%
Swiss Re Registered Shares (Property & Casualty
Insurance) ...................................................           20,000             1,108,125

UBS AG Registered Shares (Diversified Capital
Markets) .....................................................           12,000               667,533

Zurich Financial Services AG (Property & Casualty
Insurance)(b) ................................................            3,200               381,532
                                                                                         ------------
                                                                                            2,157,190
                                                                                         ------------
UNITED KINGDOM--10.4%
AstraZeneca plc (Pharmaceuticals) ............................           23,600               946,337
BP plc (Integrated Oil & Gas) ................................          240,000             1,664,356
BP plc ADR (Integrated Oil & Gas) ............................           16,400               689,128
British American Tobacco plc (Tobacco) .......................           60,000               680,693

BT Group plc (Integrated Telecommunication
Services) ....................................................          258,000               867,451

Cadbury Schweppes plc (Packaged Foods &
Meats) .......................................................          162,000               957,030

                                                                         SHARES              VALUE
                                                                         ------          ------------
UNITED KINGDOM--CONTINUED
GlaxoSmithKline plc (Pharmaceuticals) ........................           63,000          $  1,271,436
HSBC Holdings plc (Diversified Banks) ........................           50,000               590,759
Prudential plc (Life & Health Insurance) .....................           80,000               484,488
Sainsbury (J) plc (Food Retail) ..............................          374,000             1,567,591

Vodafone Group plc (Wireless Telecommunication
Services) ....................................................          488,000               954,257

Whitbread plc (Restaurants) ..................................           42,500               475,495
                                                                                         ------------
                                                                                           11,149,021
                                                                                         ------------
-----------------------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $62,967,029)                                                              61,649,094
-----------------------------------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS--1.6%

SOUTH KOREA--1.6%
Samsung Electronics Co. Ltd. Pfd.
(Semiconductors) .............................................           12,000             1,712,850
-----------------------------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $880,364)                                                                  1,712,850
-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $104,335,035)                                                            107,255,992(a)

Other assets and liabilities, net--0.0%                                                        15,650
                                                                                         ------------
NET ASSETS--100.0%                                                                       $107,271,642
                                                                                         ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $10,261,254 and gross depreciation of $9,430,917 for federal income tax purposes. At June 30, 2003, the aggregate cost of securities for federal income tax purposes was $106,425,655.
(b) Non-income producing.

                        See Notes to Financial Statements

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Advertising ...........................................     1.5%
Aerospace & Defense ...................................     1.3
Air Freight & Couriers ................................     1.0
Aluminum ..............................................     0.6
Apparel Retail ........................................     1.4
Asset Management & Custody Banks ......................     1.5
Auto Parts & Equipment ................................     1.5
Automobile Manufacturers ..............................     1.1
Biotechnology .........................................     0.9
Brewers ...............................................     1.3
Broadcasting & Cable TV ...............................     0.7
Communications Equipment ..............................     0.7
Computer & Electronics Retail .........................     0.9
Computer Hardware .....................................     1.2
Construction, Farm Machinery & Heavy Trucks ...........     0.8
Consumer Electronics ..................................     1.0
Consumer Finance ......................................     2.4
Department Stores .....................................     1.5
Diversified Banks .....................................     8.1
Diversified Capital Markets ...........................     0.8
Diversified Chemicals .................................     3.6
Electric Utilities ....................................     1.3
Food Retail ...........................................     1.5
Gas Utilities .........................................     1.0
Health Care Equipment .................................     0.7
Health Care Facilities ................................     0.5
Home Improvement Retail ...............................     1.0
Household Products ....................................     2.7
Industrial Machinery ..................................     2.1

Integrated Oil & Gas ..................................     7.1%
Integrated Telecommunication Services .................     5.7
Investment Banking & Brokerage ........................     0.5
Life & Health Insurance ...............................     1.8
Movies & Entertainment ................................     2.3
Multi-Sector Holdings .................................     0.7
Multi-Utilities & Unregulated Power ...................     1.4
Multi-line Insurance ..................................     1.0
Office Electronics ....................................     1.8
Oil & Gas Equipment & Services ........................     1.4
Oil & Gas Exploration & Production ....................     2.3
Oil & Gas Refining, Marketing & Transportation ........     1.1
Other Diversified Financial Services ..................     0.7
Packaged Foods & Meats ................................     0.9
Paper Products ........................................     1.5
Pharmaceuticals .......................................     7.3
Photographic Products .................................     1.2
Property & Casualty Insurance .........................     2.8
REITS .................................................     0.8
Real Estate Management & Development ..................     1.2
Regional Banks ........................................     2.0
Restaurants ...........................................     0.4
Semiconductors ........................................     2.7
Soft Drinks ...........................................     0.8
Steel .................................................     0.7
Thrifts & Mortgage Finance ............................     0.4
Tobacco ...............................................     1.2
Wireless Telecommunication Services ...................     3.7
                                                          -----
                                                          100.0%
                                                          =====

                        See Notes to Financial Statements

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2003


ASSETS
Investment securities at value
   (Identified cost $104,335,035)                             $107,255,992
Receivables
   Investment securities sold                                    1,945,848
   Dividends                                                       275,033
   Tax reclaim                                                      53,556
   Fund shares sold                                                 11,015
Prepaid expenses                                                        82
                                                              ------------
     Total assets                                              109,541,526
                                                              ------------
LIABILITIES
Cash overdraft                                                     683,947
Payables
   Investment securities purchased                               1,229,501
   Fund shares repurchased                                         100,765
   Transfer agent fee                                               68,679
   Investment advisory fee                                          68,238
   Distribution and service fees                                    28,532
   Financial agent fee                                               8,771
   Trustees' fee                                                     5,266
Accrued expenses                                                    76,185
                                                              ------------
     Total liabilities                                           2,269,884
                                                              ------------
NET ASSETS                                                    $107,271,642
                                                              ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $149,063,313
Undistributed net investment income                                719,626
Accumulated net realized loss                                  (45,435,764)
Net unrealized appreciation                                      2,924,467
                                                              ------------
NET ASSETS                                                    $107,271,642
                                                              ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $98,134,826)             15,407,946
Net asset value per share                                            $6.37
Offering price per share $6.37/(1-5.75%)                             $6.76

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $6,729,691)               1,157,584
Net asset value and offering price per share                         $5.81

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,407,125)                 415,341
Net asset value and offering price per share                         $5.80



                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2003


INVESTMENT INCOME
Dividends                                                          $  2,970,610
Interest                                                                 32,958
Foreign taxes withheld                                                 (216,039)
                                                                   ------------
     Total investment income                                          2,787,529
                                                                   ------------
EXPENSES
Investment advisory fee                                                 825,004
Service fees, Class A                                                   249,606
Distribution and service fees, Class B                                   69,449
Distribution and service fees, Class C                                   32,132
Financial agent fee                                                     119,277
Transfer agent                                                          385,511
Custodian                                                               100,448
Printing                                                                 71,266
Professional                                                             42,219
Registration                                                             40,020
Trustees                                                                 28,340
Miscellaneous                                                            17,616
                                                                   ------------
     Total expenses                                                   1,980,888
                                                                   ------------
NET INVESTMENT INCOME                                                   806,641
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (22,387,597)
Net realized gain on foreign currency transactions                       19,567
Net change in unrealized appreciation (depreciation) on
   investments                                                        7,239,915
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                   (12,212)
                                                                   ------------
NET LOSS ON INVESTMENTS                                             (15,140,327)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(14,333,686)
                                                                   ============

                        See Notes to Financial Statements

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year Ended        Year Ended
                                                                                      6/30/03           6/30/02
                                                                                   ------------      ------------
FROM OPERATIONS
   Net investment income (loss)                                                    $    806,641      $    464,555
   Net realized gain (loss)                                                         (22,368,030)      (16,110,965)
   Net change in unrealized appreciation (depreciation)                               7,227,703        (2,137,186)
                                                                                   ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      (14,333,686)      (17,783,596)
                                                                                   ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized long-term gains, Class A                                                     --          (470,600)
   Net realized long-term gains, Class B                                                     --           (40,124)
   Net realized long-term gains, Class C                                                     --           (18,018)
                                                                                   ------------      ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                 --          (528,742)
                                                                                   ------------      ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (3,172,309 and 6,854,144 shares, respectively)      19,009,892        52,455,824
   Net asset value of shares issued from reinvestment of distributions
     (0 and 61,673 shares, respectively)                                                     --           435,410
   Cost of shares repurchased (5,583,459 and 9,280,500 shares, respectively)        (33,402,717)      (70,152,624)
                                                                                   ------------      ------------
Total                                                                               (14,392,825)      (17,261,390)
                                                                                   ------------      ------------
CLASS B
   Proceeds from sales of shares (187,195 and 151,270 shares, respectively)           1,015,567         1,001,216
   Net asset value of shares issued from reinvestment of distributions
     (0 and 5,594 shares, respectively)                                                      --            36,477
   Cost of shares repurchased (440,134 and 537,680 shares, respectively)             (2,373,842)       (3,568,421)
                                                                                   ------------      ------------
Total                                                                                (1,358,275)       (2,530,728)
                                                                                   ------------      ------------
CLASS C
   Proceeds from sales of shares (741,582 and 113,768 shares, respectively)           4,039,555           751,013
   Net asset value of shares issued from reinvestment of distributions
     (0 and 2,287 shares, respectively)                                                      --            14,892
   Cost of shares repurchased (917,239 and 301,594 shares, respectively)             (4,828,577)       (2,006,794)
                                                                                   ------------      ------------
Total                                                                                  (789,022)       (1,240,889)
                                                                                   ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                        (16,540,122)      (21,033,007)
                                                                                   ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                            (30,873,808)      (39,345,345)

NET ASSETS
   Beginning of period                                                              138,145,450       177,490,795
                                                                                   ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     AND DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
     OF $719,626 AND ($106,582), RESPECTIVELY]                                     $107,271,642      $138,145,450
                                                                                   ============      ============

                        See Notes to Financial Statements

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS A
                                                                    ---------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                                    ---------------------------------------------------
                                                                     2003        2002        2001       2000      1999
Net asset value, beginning of period                                $ 7.03      $ 7.87      $10.46     $10.93    $12.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                       0.05(1)     0.03(1)     0.01(1)   (0.01)(1)   0.01(1)
   Net realized and unrealized gain (loss)                           (0.71)      (0.84)      (1.44)     1.08       0.90
                                                                    ------      ------      ------     ------    ------
     TOTAL FROM INVESTMENT OPERATIONS                                (0.66)      (0.81)      (1.43)      1.07      0.91
                                                                    ------      ------      ------     ------    ------
LESS DISTRIBUTIONS
   Dividends from net investment income                                 --          --       (0.02)        --        --
   Distributions from net realized gains                                --       (0.03)      (1.14)     (1.54)    (2.38)
                                                                    ------      ------      ------     ------    ------
     TOTAL DISTRIBUTIONS                                                --       (0.03)      (1.16)     (1.54)    (2.38)
                                                                    ------      ------      ------     ------    ------
Change in net asset value                                            (0.66)      (0.84)      (2.59)     (0.47)    (1.47)
                                                                    ------      ------      ------     ------    ------
NET ASSET VALUE, END OF PERIOD                                      $ 6.37      $ 7.03      $ 7.87     $10.46    $10.93
                                                                    ======      ======      ======     ======    ======
Total return(2)                                                      (9.39)%    (10.35)%    (14.81)%    11.49 %     8.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $98,135    $125,216    $158,775   $195,357  $192,619

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 1.73 %      1.56 %      1.54 %     1.56 %    1.45%
   Net investment income (loss)                                       0.81 %      0.39 %      0.10 %    (0.06)%    0.07%
Portfolio turnover                                                     160 %        99 %       168 %      112 %     166%

                                                                                            CLASS B
                                                                    ------------------------------------------------------
                                                                                      YEAR ENDED JUNE 30,
                                                                    ------------------------------------------------------
                                                                     2003           2002        2001       2000      1999
Net asset value, beginning of period                                $ 6.46         $ 7.29      $ 9.84     $10.44    $12.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                         --(1)(3)    (0.03)(1)   (0.06)(1)  (0.08)(1) (0.07)(1)
   Net realized and unrealized gain (loss)                           (0.65)         (0.77)      (1.35)     1.02       0.85
                                                                    ------         ------      ------     ------    ------
     TOTAL FROM INVESTMENT OPERATIONS                                (0.65)         (0.80)      (1.41)      0.94      0.78
                                                                    ------         ------      ------     ------    ------
LESS DISTRIBUTIONS
   Dividends from net investment income                                 --             --          --         --        --
   Distributions from net realized gains                                --          (0.03)      (1.14)     (1.54)    (2.38)
                                                                    ------         ------      ------     ------    ------
     TOTAL DISTRIBUTIONS                                                --          (0.03)      (1.14)     (1.54)    (2.38)
                                                                    ------         ------      ------     ------    ------
Change in net asset value                                            (0.65)         (0.83)      (2.55)     (0.60)    (1.60)
                                                                    ------         ------      ------     ------    ------
NET ASSET VALUE, END OF PERIOD                                      $ 5.81         $ 6.46      $ 7.29     $ 9.84    $10.44
                                                                    ======         ======      ======     ======    ======
Total return(2)                                                     (10.20)%       (10.90)%     (15.58)%    10.71 %     7.99 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $6,730         $9,119     $13,066    $17,317    $12,351
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 2.48 %         2.31 %        2.29 %   2.31 %     2.21 %
   Net investment income (loss)                                       0.04 %        (0.38)%     (0.66)%    (0.80)%    (0.65)%
Portfolio turnover                                                     160 %           99 %         168 %    112 %      166 %

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Amount is less than $0.01.

                        See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS C
                                            ---------------------------------------------------------
                                                                                             FROM
                                                      YEAR ENDED JUNE 30,                 INCEPTION
                                            ------------------------------------------   12/16/98 TO
                                             2003         2002        2001       2000      6/30/99
Net asset value, beginning of period        $ 6.45       $ 7.28      $ 9.82     $10.42     $11.62
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)              (0.01)(1)    (0.03)(1)   (0.06)(1)  (0.07)(1)     --(1)
   Net realized and unrealized gain (loss)   (0.64)       (0.77)      (1.34)      1.01       1.18
                                            ------       ------      ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS        (0.65)       (0.80)      (1.40)      0.94       1.18
                                            ------       ------      ------     ------     ------
LESS DISTRIBUTIONS
   Distributions from net realized gains        --        (0.03)      (1.14)     (1.54)     (2.38)
                                            ------       ------      ------     ------     ------
     TOTAL DISTRIBUTIONS                        --        (0.03)      (1.14)     (1.54)     (2.38)
                                            ------       ------      ------     ------     ------
Change in net asset value                    (0.65)       (0.83)      (2.54)     (0.60)     (1.20)
                                            ------       ------      ------     ------     ------
NET ASSET VALUE, END OF PERIOD              $ 5.80       $ 6.45      $ 7.28     $ 9.82     $10.42
                                            ======       ======      ======     ======     ======
Total return(2)                             (10.08)%     (11.06)%    (15.50)%    10.71 %    11.68%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $2,407       $3,811      $5,650     $6,704       $838

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         2.48 %       2.31 %      2.29 %     2.31 %     2.28%(3)
   Net investment income (loss)              (0.10)%      (0.39)%     (0.65)%    (0.74)%     0.04%(3)
Portfolio turnover                             160 %         99 %       168 %      112 %      166%(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.

                        See Notes to Financial Statements

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003


1. SIGNIFICANT ACCOUNTING POLICIES
   Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution and/or service expenses unique to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale)on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the identified cost basis.

C. INCOME TAXES:
   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion, 0.70% between $1 billion and $2 billion, and 0.65% in excess of $2 billion.
   Aberdeen Fund Managers, Inc, ("Aberdeen"), is the subadviser to the Fund. Aberdeen is a subsidiary of Aberdeen Asset Management PLC, of which PNX owns approximately 22%. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.
   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $3,679 for Class A shares and deferred sales charges of $11,895 for Class B shares and $1,631 for Class C shares for the year ended

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (CONTINUED)

June 30, 2003. In addition to these amounts, $3,298 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions.

   In addition, the Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares of the average daily net assets of each respective class. The Distributor has advised the Fund that of the total amount expensed for the year ended June 30, 2003, $142,104 was retained by the Distributor, $201,012 was paid to unaffiliated participants and $8,071 was paid to W.S. Griffith Securities, Inc.
   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO) plus (2) the documented cost to PEPCO to provide tax services and oversight of the subagent's performance. For the year ended June 30, 2003, financial agent fees were $119,277 as reported in the Statement of Operations, of which PEPCO received $40,105. Effective January 1, 2003, the fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of all the Phoenix funds serviced by PFPC Inc. Prior to that date, the fee schedule ranged from 0.085% to 0.0125%. Certain minimum fees may apply.
   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended June 30, 2003, transfer agent fees were $385,511 as reported in the Statement of Operations, of which PEPCO retained $144,161.
   For the year ended June 30, 2003, the Fund paid PXP Securities Corp., an indirect wholly-owned subsidiary of PNX, brokerage commissions of $28,877 in connection with portfolio transactions effected on behalf of it.
   At June 30, 2003, PNX and its affiliates held 14,407 Class C shares of the Fund with a combined value of $83,561.

3. PURCHASE AND SALE OF SECURITIES
   Portfolio purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2003 aggregated $174,039,166 and $186,700,943, respectively. There were no purchases or sales of long-term U.S. Government securities.

4. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors may have a greater impact to the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

5. FEDERAL INCOME TAX INFORMATION
   The Fund has $15,835,995 and $20,161,056 capital loss carryovers expiring in 2010 and 2011, which may be used to offset future capital gains, respectively.
   The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.
   Under the current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2003, the Fund deferred and recognized post-October losses as follows:

                                           Deferred      Recognized
                                          ----------     ----------
   Post-October capital losses            $7,650,626     $6,267,588
   Post-October currency losses                   --         16,920

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of undistributed ordinary income of $1,022,159 and undistributed long-term capital gains of $0. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (Unaudited)

For federal income tax purposes, 95.4% of the income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders. Effective for the calendar year 2003, qualified dividends will be taxed at a lower rate for individual shareholders. 100% of the ordinary income dividends distributed after January 1, 2003 will qualify for the lower tax rate. The Fund plans to designate the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act. The actual percentage for the calendar year will be designated in the year-end tax statements.
--------------------------------------------------------------------------------

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (CONTINUED)

6. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The Fund recorded permanent reclassifications which arose primarily from differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Fund. As of June 30, 2003, the Fund increased undistributed net investment income by $19,567, decreased accumulated net realized gain loss by $19,568 and increased paid in capital by $1.

   This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Worldwide Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                         REPORT OF INDEPENDENT AUDITORS

[GRAPHIC OMITTED]

PRICEWATERHOUSECOOPERS


To the Board of Trustees and Shareholders of Phoenix-Aberdeen Worldwide Opportunities Fund



   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") at June 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
August 18, 2003

FUND MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF
                                               PORTFOLIOS IN FUND
                                                    COMPLEX                           PRINCIPAL OCCUPATION(S)
   NAME, (AGE) AND               LENGTH OF        OVERSEEN BY                         DURING PAST 5 YEARS AND
      ADDRESS                   TIME SERVED         TRUSTEE                    OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 Robert Chesek (68)           Served since            24           Currently retired.
                              1993.
------------------------------------------------------------------------------------------------------------------------------------
 E. Virgil Conway (73)        Served since            34           Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
 Rittenhouse Advisors, LLC    1988.                                Trustee/Director, Realty Foundation of New York (1972-present),
 101 Park Avenue                                                   Pace University (1978-present), New York Housing Partnership
 New York, NY 10178                                                Development Corp. (Chairman) (1981-present), Greater New York
                                                                   Councils, Boy Scouts of America (1985-present), Academy of
                                                                   Political Science (Vice Chairman) (1985-present), Urstadt Biddle
                                                                   Property Corp. (1989-present), The Harlem Youth Development
                                                                   Foundation (1998-present). Chairman, Metropolitan Transportation
                                                                   Authority (1992-2001). Director, Trism, Inc. (1994-2001),
                                                                   Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                   Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                   Insurance Company (1974-2002), Josiah Macy, Jr., Foundation
                                                                   (1975-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie
                                                                   Mac Mortgage Securities Fund (Advisory Director) (1990-2002),
                                                                   Accuhealth (1994-2002).
------------------------------------------------------------------------------------------------------------------------------------
 Harry Dalzell-Payne (73)     Served since            34           Currently retired.
 The Flat, Elmore Court       1988.
 Elmore, GL05, GL2 3NT
 U.K.
------------------------------------------------------------------------------------------------------------------------------------
 Francis E. Jeffries (72)     Served since            27           Director, The Empire District Electric Company (1984-present).
 8477 Bay Colony Dr. #902     1995.                                Director (1989-1997), Chairman of the Board (1993-1997), Phoenix
 Naples, FL 34108                                                  Investment Partners, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
 Leroy Keith, Jr. (64)        Served since            24           Partner, Stonington Partners, Inc. (private equity fund) since
 Stonington Partners, Inc.    1993.                                2001. Chairman (1995 to 2000) and Chief Executive Officer
 736 Market Street,                                                (1995-1998), Carson Products Company (cosmetics).
 Ste. 1430                                                         Director/Trustee, Evergreen Funds (six portfolios).
 Chattanooga, TN 37402
------------------------------------------------------------------------------------------------------------------------------------
 Geraldine M. McNamara (52)   Served since            34           Managing Director, U.S. Trust Company of New York (private bank)
 United States Trust          2001.                                (1982-present).
 Company of NY
 114 West 47th
 Street New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
 Everett L. Morris (74)       Served since            34           Vice President, W.H. Reaves and Company (investment management)
 W.H. Reaves and Company      1995.                                (1993-present).
 10 Exchange Place
 Jersey City, NJ 07302
------------------------------------------------------------------------------------------------------------------------------------

                       INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF
                                               PORTFOLIOS IN FUND
                                                    COMPLEX                           PRINCIPAL OCCUPATION(S)
   NAME, (AGE) AND               LENGTH OF        OVERSEEN BY                         DURING PAST 5 YEARS AND
      ADDRESS                   TIME SERVED         TRUSTEE                    OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 Richard E. Segerson (57)     Served since            24           Managing Director, Northway Management Company (1998-present).
 Northway Management Company  1988.                                Managing Director, Mullin Associates (1993-1998).
 164 Mason Street
 Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------------------
 Lowell P. Weicker, Jr. (72)  Served since            24           Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
 200 Duke Street              1995.                                Compuware (1996-present) and WWF, Inc. (2000-present). President,
 Alexandria, VA 22314                                              The Trust for America's Health (non-profit) (2001-present).
                                                                   Director, Duty Free International, Inc. (1997-1998).
------------------------------------------------------------------------------------------------------------------------------------

                       INTERESTED TRUSTEES

Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.



------------------------------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF
                                                  PORTFOLIOS IN FUND
   NAME, (AGE), ADDRESS                                  COMPLEX                           PRINCIPAL OCCUPATION(S)
   AND POSITION(S) WITH               LENGTH OF        OVERSEEN BY                         DURING PAST 5 YEARS AND
          TRUST                      TIME SERVED         TRUSTEE                    OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  *Marilyn E. LaMarche (69)      Served since            27            Limited Managing Director, Lazard Freres & Co. LLC
   Lazard Freres & Co. LLC       2002.                                 (1983-present). Director, The Phoenix Companies, Inc.
   30 Rockefeller Plaza,                                               (2001-present) and Phoenix Life Insurance Company
   59th Floor                                                          (1989-present).
   New York, NY 10020
------------------------------------------------------------------------------------------------------------------------------------
 **Philip R. McLoughlin (56)     Served since            44            Consultant, The Phoenix Companies, Inc. (2002-present).
                                 1989.                                 Director, PXRE Corporation (Delaware) (1985-present), World
   Chairman and President                                              Trust Fund (1991-present). Chairman (1997-2002), Director
                                                                       (1995-2002), Vice Chairman (1995-1997) and Chief Executive
                                                                       Officer (1995-2002), Phoenix Investment Partners, Ltd.
                                                                       Director, Executive Vice President and Chief Investment
                                                                       Officer, The Phoenix Companies, Inc. (2001-2002). Director
                                                                       (1994-2002) and Executive Vice President, Investments
                                                                       (1988-2002), Phoenix Life Insurance Company. Director
                                                                       (1983-2002) and Chairman (1995-2002), Phoenix Investment
                                                                       Counsel, Inc. Director (1984-2002) and President
                                                                       (1990-2000), Phoenix Equity Planning Corporation. Chairman
                                                                       and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                                       (1999-2002). Director and President, Phoenix Investment
                                                                       Management Company (2001-2002). Director and Executive Vice
                                                                       President, Phoenix Life and Annuity Company (1996-2002).
                                                                       Director and Executive Vice President, PHL Variable
                                                                       Insurance Company (1995-2002). Director, Phoenix National
                                                                       Trust Company (1996-2002). Director and Vice President, PM
                                                                       Holdings, Inc. (1985-2002). Director, PHL Associates, Inc.
                                                                       (1995-2002). Director (1992-2002) and President (1992-1994),
                                                                       WS Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------
***James M. Oates (57)           Served since            29            Chairman, Hudson Castle Group Inc. (formerly IBEX Capital
   Hudson Castle Group Inc.      1993.                                 Markets Inc.) (financial services) (1997-present). Managing
   c/o Northeast Investment                                            Director, Wydown Group (consulting firm) (1994-present).
   Management, Inc.                                                    Director, Investors Financial Service Corporation
   50 Congress Street,                                                 (1995-present), Investors Bank & Trust Corporation
   Ste. 1000                                                           (1995-present), Plymouth Rubber Co. (1995-present), Stifel
   Boston, MA 02109                                                    Financial (1996-present), Connecticut River Bancorp
                                                                       (1998-present), Connecticut River Bank (1998-present) and
                                                                       Trust Company of New Hampshire (2002-present). Director and
                                                                       Treasurer, Endowment for Health, Inc. (2000-present).
                                                                       Chairman, Emerson Investment Management, Inc.
                                                                       (2000-present). Investment Committee, New Hampshire
                                                                       Charitable Foundation (2001-present). Vice Chairman,
                                                                       Massachusetts Housing Partnership (1998-1999). Director,
                                                                       Blue Cross and Blue Shield of New Hampshire (1994-1999), AIB
                                                                       Govett Funds (1991-2000), Command Systems, Inc. (1998-2000),
                                                                       Phoenix Investment Partners, Ltd. (1995-2001) and 1Mind,
                                                                       Inc. (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------

  * Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
 ** Mr. McLoughlin is an "interested person," as defined in the Investment
    Company Act of 1940, by reason of his relationship with The Phoenix Companies, Inc. and its affiliates.
*** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group Inc. and The Phoenix Companies, Inc. and certain of its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                     POSITION(S) HELD WITH
    NAME, (AGE) AND                   TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
       ADDRESS                           TIME SERVED                                 DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  William R. Moyer (58)            Executive Vice                  Executive Vice President and Chief Financial Officer
                                   President since 1991.           (1999-present), Senior Vice President and Chief Financial Officer
                                                                   (1995-1999), Phoenix Investment Partners, Ltd. Director
                                                                   (1998-present), Senior Vice President, Finance (1990-present),
                                                                   Chief Financial Officer (1996-present), and Treasurer
                                                                   (1998-present), Phoenix Equity Planning Corporation. Director
                                                                   (1998-present), Senior Vice President (1990-present), Chief
                                                                   Financial Officer (1996-present) and Treasurer (1994-present),
                                                                   Phoenix Investment Counsel, Inc. Senior Vice President and Chief
                                                                   Financial Officer, Duff & Phelps Investment Management Co.
                                                                   (1996-present). Vice President, Phoenix Fund Complex
                                                                   (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
  John F. Sharry (51)              Executive Vice                  President, Private Client Group (1999-present), Executive Vice
                                   President since 1998.           President, Retail Division (1997-1999), Phoenix Investment
                                                                   Partners, Ltd. President, Private Client Group, Phoenix Equity
                                                                   Planning Corporation (2000-present). Executive Vice President,
                                                                   Phoenix Fund Complex (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
  Robert S. Driessen (55)          Vice President                  Vice President and Compliance Officer, Phoenix Investment
                                   since 1999.                     Partners, Ltd. (1999-present). Vice President and Compliance
                                                                   Officer, Phoenix Investment Counsel, Inc. (1999-2003). Vice
                                                                   President, Phoenix Fund Complex (1999-present). Compliance
                                                                   Officer (2000-present) and Associate Compliance Officer (1999),
                                                                   PXP Securities Corp. Vice President, Risk Management Liaison,
                                                                   Bank of America (1996-1999). Vice President, Securities
                                                                   Compliance, The Prudential Insurance Company of America
                                                                   (1993-1996). Branch Chief/Financial Analyst, Securities and
                                                                   Exchange Commission, Division of Investment Management
                                                                   (1972-1993).
------------------------------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss (50)            Treasurer                       Vice President, Fund Accounting (1994-present) and Treasurer
                                   since 1994.                     (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                                   Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
  Richard J. Wirth (44)            Secretary                       Vice President and Insurance and Investment Products Counsel
  One American Row                 since 2002.                     (2002-present), Counsel (1993-2002), Phoenix Life Insurance
  Hartford, CT 06102                                               Company. Secretary, Phoenix Fund Complex (2002-present).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
Richard J.Wirth, Secretary



INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                             PHOENIXINVESTMENTS.COM

--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

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                                                                ---------------
                                                                   PRESORTED
                                                                    STANDARD
                                                                      U.S.
                                                                    POSTAGE
                                                                      PAID
                                                                 Louisville, KY
                                                                Permit No. 1051
                                                                ---------------

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


[GRAPHIC OMITTED]

PHOENIX
INVESTMENT PARTNERS, LTD.


E-DELIVERY OF
YOUR FUND
COMMUNICATIONS
NOW AVAILABLE!

TO SIGN UP, GO TO
THE INDIVIDUAL
INVESTORS AREA AT
PHOENIXINVESTMENTS.COM
AND LOG IN. SELECT AN
ACCOUNT, THEN CLICK THE
"E-DELIVERY" BUTTON.

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.

PXP 758 (8/03)




ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. [RESERVED]



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Phoenix-Aberdeen Worldwide Opportunities Fund
            --------------------------------------------------------------------

By (Signature and Title)*           /S/PHILIP R. MCLOUGHLIN
                         -------------------------------------------------------
                                    Philip R. McLoughlin, Chairman
                                    (principal executive officer)

Date   9/5/03
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*           /S/PHILIP R. MCLOUGHLIN
                         -------------------------------------------------------
                                    Philip R. McLoughlin, Chairman
                                    (principal executive officer)

Date   9/5/03
    ----------------------------------------------------------------------------


By (Signature and Title)*           /S/NANCY G. CURTISS
                         -------------------------------------------------------
                                    Nancy G. Curtiss, Treasurer
                                    (principal financial officer)

Date   9/5/03
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.